Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Isabella Bank Corporation (the “Corporation”) on Form 10- K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission (the “Report”), Richard J. Barz, Chief Executive Officer and Dennis P. Angner , Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, consolidated financial condition and results of operations of the Corporation.

/s/ Richard J. Barz

Chief Executive Officer

(Principal Executive Officer)

March 4, 2013

/s/ Dennis P. Angner

President and Chief Financial Officer

(Principal Financial Officer, Principal Accounting Officer)

March 4, 2013

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